SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

The Advisors' Inner Circle Fund - SEC File Nos. 33-42484, 811-06400 (Name of Registrant as Specified In Its Charter)

................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)       Proposed maximum aggregate value of transaction:

5)       Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting
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    statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                         THE ADVISORS' INNER CIRCLE FUND

                       RICE HALL JAMES MICRO CAP PORTFOLIO
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                 1-866-474-5669


April 8, 2003



Dear Shareholder:

I am writing to all shareholders of the Rice Hall James Micro Cap and Rice Hall James Small/Mid Cap Portfolios (each, a "Fund," and, collectively, the "Funds") to inform you of an upcoming special meeting of shareholders to be held on May 22, 2003. This meeting has been called to consider two proposals requiring your vote as a shareholder. Before the meeting, I would like your vote on these important proposals as described in the attached proxy statement.

The first proposal relates to the approval of a new investment advisory agreement between The Advisors' Inner Circle Fund (the "Trust"), on behalf of the Funds, and Rice Hall James & Associates, LLC ("New RHJ"). This new investment advisory agreement is proposed to have the same advisory fees and otherwise be on substantially the same terms as the previous advisory agreement (the "Old Agreement") between the Trust, on behalf of the Funds, and the former adviser, Rice Hall James & Associates ("Old RHJ").

Recently, senior officers of Old RHJ, a wholly-owned subsidiary of Old Mutual
(US) Holdings, Inc. ("Old Mutual US"), organized to form a new holding company, RHJ Management Company, LLC ("RHJ Management"). RHJ Management, owns a majority interest in New RHJ. On February 13, 2003, RHJ Management acquired Old RHJ from Old Mutual US by way of a merger, pursuant to which Old RHJ was merged with and into New RHJ, with New RHJ being the surviving entity of that merger (the "RHJ Transaction"). Other than this change in ownership, the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds remain unchanged.

Consummation of the RHJ Transaction resulted in a change of control of Old RHJ and thus constituted an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Old Agreement. As required by the 1940 Act, the Old Agreement automatically terminated upon this assignment. New RHJ has provided uninterrupted investment management services to the Funds since the consummation of the RHJ Transaction. On February 19, 2003, the Board of Trustees of the Trust (the "Board") met to approve an interim advisory agreement (the "Interim Agreement"), under which RHJ has continued to serve as investment adviser to the Funds. At that meeting, the Board also approved a new investment advisory agreement to take effect upon shareholder approval (the "Proposed Agreement"). The Interim Agreement will terminate upon shareholder approval of the Proposed Agreement.

The second proposal relates to the payment of expenses incurred by New RHJ on behalf of the Funds (the "Gap Period Compensation") during the period between the consummation of the RHJ Transaction and the approval of the Interim Agreement by the Board (the "Gap Period"). The Gap Period Compensation is being held in an interest-bearing escrow account pending the outcome of the shareholder vote on this proposal.

More specific information about these proposals is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

Your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today. You may also vote via telephone or Internet.

If we do not receive your vote after several weeks, you may be contacted by a representative of The Advisors' Inner Circle Fund who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this very important process.

Sincerely,




James R. Foggo
President

                     VERY IMPORTANT NEWS FOR SHAREHOLDERS OF
                         THE ADVISORS' INNER CIRCLE FUND
                       RICE HALL JAMES MICRO CAP PORTFOLIO
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Rice Hall James Micro Cap and Rice Hall James Small/Mid Cap Portfolios (each, a "Fund," and, collectively, the "Funds") of The Advisors' Inner Circle Fund (the "Trust") that requires a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on these important proposals concerning your investment in the Funds, portfolios of the Trust.

Q.       WHAT IS HAPPENING?

A. Recently, senior officers of Rice Hall James & Associates ("Old RHJ"), a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("Old Mutual US"), organized to form a new holding company, RHJ Management Company, LLC ("RHJ Management"). RHJ Management owns a majority interest in Rice Hall James & Associates, LLC ("New RHJ"). On February 13, 2003, RHJ Management acquired Old RHJ from Old Mutual US by way of a merger, pursuant to which Old RHJ was merged with and into New RHJ, with New RHJ being the surviving entity of that merger (the "RHJ Transaction"). The proxy statement gives you additional information about Old RHJ, New RHJ, RHJ Management, Old Mutual US, Rosemont, and the matters on which you are being asked to vote.

Q.       HOW DOES THE RHJ TRANSACTION AFFECT ME?

A. Other than the change in the ownership of the investment adviser to the Funds, the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds remain unchanged. New RHJ has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to each Fund as a result of the RHJ Transaction.

Q.       WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, as amended, which regulates investment companies such as the Funds, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company terminates. On February 13, 2003, the date of the consummation of the

         RHJ Transaction, the investment advisory agreement between Old RHJ and the Trust, on behalf of the Funds, (the "Old Agreement") terminated. On February 19, 2003, the Board approved a new advisory agreement (the "Proposed Agreement") under which, subject to its approval by each Fund's shareholders, New RHJ will serve as investment adviser to each Fund. At the same time, the Board approved an interim advisory agreement (the "Interim Agreement") between New RHJ and the Trust, on behalf of the Funds. New RHJ has served as investment adviser to the Funds since the consummation of the RHJ Transaction. During the period between the consummation of the RHJ Transaction and the approval of the Interim Agreement (the "Gap Period"), New RHJ continued to provide investment advisory services to the Funds called for under the Old Agreement despite the termination of the Old Agreement.

         Compensation earned by New RHJ for services rendered under the Interim Agreement is being held in an interest-bearing escrow account (the "Interim Escrow Account") for a period of up to 150 days from the termination of the Old Agreement. In order for New RHJ to receive all of the advisory fees held in the Interim Escrow Account, shareholders must approve the Proposed Agreement. Except for the substitution of New RHJ for Old RHJ as investment adviser, the time periods covered by the agreements, the provisions relating to the duration of the agreements and the escrow provisions relating to the Interim Agreement, the Interim Agreement and the Proposed Agreement are identical in all material respects to the Old Agreement which terminated upon consummation of the RHJ Transaction, and each Fund's advisory fee rate will remain unchanged. Upon shareholder approval of the Proposed Agreement, the Proposed Agreement will take effect, and the compensation which has accrued in the Interim Escrow Account will be paid to New RHJ.

Q.       WHAT HAPPENS IF THE PROPOSED AGREEMENT IS NOT APPROVED?

A. If the shareholders of each Fund do not approve the new advisory agreement with New RHJ, the Board will take such further action as it deems in the best interests of the shareholders of each Fund.

Q. WHY AM I BEING ASKED TO VOTE TO APPROVE THE PAYMENT OF COMPENSATION TO NEW RHJ FOR THE GAP PERIOD?

A. As discussed above, on February 13, 2003, the date of the consummation of the RHJ Transaction, the Old Agreement between Old RHJ and the Trust terminated. New RHJ, relying on equitable principles, sought Board approval that the Funds pay New RHJ for its costs of providing advisory services and allow it to recover other expenses incurred by New RHJ on behalf of the Funds during the Gap Period (the "Gap Period Compensation") to avoid an undue economic burden on New RHJ. After careful consideration of New RHJ's proposal, the Board unanimously approved that the Gap Period Compensation be held in an interest-bearing account (the "Gap Period Escrow Account"), pending approval of the proposal by shareholders of the Funds. The Gap Period Compensation amounts to approximately $9,296 for the Micro Cap Fund and $8,575 for the Small/Mid Cap Fund. Upon shareholder approval, the amount held in the Gap Period Escrow Account will be paid to New RHJ.

Q. WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PAYMENT OF THE GAP PERIOD COMPENSATION?

A. If the shareholders of each Fund do not approve the payment of the Gap Period Compensation, the Board will take such further action as it deems in the best interests of the shareholders of each Fund.

Q.       HOW DOES THE FUNDS' BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including those Trustees who are considered independent of Old RHJ, New RHJ, RHJ Management, Old Mutual US or any of their affiliated companies, recommends that you vote FOR each of the proposals on the enclosed proxy card.

Q.       I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the meeting. If this happens, the Funds will need to solicit votes again.

Q.       WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. If you need more information on how to vote, or if you have any questions, please call the Funds' information agent at 1-866-474-5669.


       YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                         THE ADVISORS' INNER CIRCLE FUND

                       RICE HALL JAMES MICRO CAP PORTFOLIO
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-866-474-5669

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 22, 2003

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the Rice Hall James Micro Cap and Rice Hall James Small/Mid Cap Portfolios (each, a "Fund," and, collectively, the "Funds"), each a portfolio of The Advisors' Inner Circle Fund (the "Trust"), will be held on Thursday, May 22, 2003 at 3:30 p.m. Eastern Time at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Rice Hall James & Associates, LLC ("New RHJ") (a form of which is attached to the Proxy Statement as Exhibit A).

2. To approve the payment to New RHJ for its costs of providing advisory services to the Funds and other expenses incurred by New RHJ on behalf of the Funds, for the period from February 13, 2003 through February 19, 2003.

3. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on March 17, 2003, are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.



By Order of the Board of Trustees of the Trust,



James R. Foggo
President

Oaks, Pennsylvania
April 8, 2003

                         THE ADVISORS' INNER CIRCLE FUND

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-866-474-5669

                                 PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE

                       RICE HALL JAMES MICRO CAP PORTFOLIO
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO

                      TO BE HELD ON THURSDAY, MAY 22, 2003

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for the special meeting of shareholders of the Rice Hall James Micro Cap Portfolio (the "Micro Cap Fund") and the Rice Hall James Small/Mid Cap Portfolios (the "Small/Mid Cap Fund" and, together with the Micro Cap Fund, the "Funds") to be held at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Thursday, May 22, 2003 at 3:30 p.m., Eastern Time and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on March 17, 2003 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about Tuesday, April 8, 2003.

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one of the Trust's investment advisers, RHJ Management Company, LLC ("RHJ Management"), Old Mutual (US) Holdings, Inc. ("Old Mutual US"), the Trust's principal underwriter or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

GENERAL INFORMATION

         The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-866-474-5669.

         The Funds expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of New RHJ who will not receive any compensation therefor from the Funds. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by New RHJ, not the Funds.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

REQUIRED VOTE

         The approval of the proposals requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
------------------------------------------------------------

BACKGROUND INFORMATION

         Rice Hall James & Associates ("Old RHJ"), a California corporation located at 600 West Broadway, Suite 1000, San Diego, California 92101, has served as investment adviser to the Funds, and the UAM Rice Hall James Micro Cap (the "Predecessor Micro Cap Fund") and the UAM Rice Hall James Small/Mid Cap Portfolios (the "Predecessor Small/Mid Cap Fund" and, together with the Predecessor Micro Cap Fund, the "Predecessor Funds") since their inception on July 1, 1994 and November 1, 1996, respectively. Old RHJ is a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("Old Mutual US").

         On June 24, 2002, the Micro Cap Fund acquired all of the assets of the Predecessor Micro Cap Fund and the Small/Mid Cap Fund acquired all of the assets of the Predecessor Small/Mid Cap Fund (the "Reorganization"). Following the Reorganization, Old RHJ continued to serve as investment adviser to the Funds. The Board considered and approved the investment advisory agreement between Old RHJ and the Funds (the "Old Agreement") at its meeting on February 20, 2002, to be effective upon the completion of the Reorganization.

THE CHANGE IN CONTROL OF RICE HALL JAMES & ASSOCIATES

         Recently, senior officers of Old RHJ, a wholly-owned subsidiary of Old Mutual US, organized to form a new holding company, RHJ Management Company, LLC ("RHJ Management"). RHJ Management owns a majority interest in Rice Hall James & Associates, LLC ("New RHJ"), and Rosemont Partners I, L.P. ("Rosemont"), a knowledgeable industry investor, owns a minority interest in New RHJ. On February 13, 2003, RHJ Management and Rosemont acquired Old RHJ from Old Mutual US by way of a merger, pursuant to which Old RHJ was merged with and into New RHJ, with New RHJ being the surviving entity of that merger (the "RHJ Transaction"). Other than this change in ownership, the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds remain unchanged. The following pages give you additional information about Old RHJ, New RHJ, RHJ Management, Old Mutual US and Rosemont, and the matters on which you are being asked to vote.

BOARD APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND THE INTERIM ADVISORY AGREEMENT

         The Investment Company Act of 1940, as amended, which regulates investment companies such as the Funds, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company terminates. On February 13, 2003, the date of the consummation of the RHJ Transaction, the investment advisory agreement between Old RHJ and the Trust, on behalf of the Funds, (the "Old Agreement") terminated. On February 19, 2003, the Board met in person and approved a new investment advisory agreement (the "Proposed Agreement"), subject to shareholder approval, as well as an interim advisory agreement (the "Interim Agreement"), under which New RHJ currently serves as investment adviser to the Funds. During the period between the consummation of the RHJ Transaction and the approval of the Interim Agreement (the "Gap Period"), New RHJ continued to provide investment advisory services to the Funds called for under the Old Agreement despite the termination of the Old Agreement.

         In addition, compensation earned by New RHJ during the period between the Board's approval of the Interim Agreement and shareholder approval of the Proposed Agreement, described in the following paragraph, has been and will continue to be held in an interest-bearing escrow account (the "Interim Escrow Account") for a period of up to 150 days after the termination of the Old Agreement.

         The Board has approved the Proposed Agreement between the Trust, on behalf of the Funds, and New RHJ. If shareholders approve the Proposed Agreement, the amount held in the Interim Escrow Account, plus interest, will be paid to New RHJ. If shareholders do not approve the Proposed Agreement, New RHJ will be paid the lesser of its costs incurred in performing services under the Interim Agreement or the total amount in the Interim Escrow Account, plus interest earned. In addition, the Board will take such further action as it deems to be in the best interests of shareholders of the Funds.

DESCRIPTION OF THE PROPOSED AGREEMENT

         A form of the Proposed Agreement is attached to this proxy statement as Exhibit A. Except for the substitution of New RHJ for Old RHJ as investment adviser and the time periods covered, the Proposed Agreement is identical in all material respects to the Old Agreement. For instance, each Fund's advisory fee rate will remain unchanged. With respect to duration of the Proposed Agreement, the Proposed Agreement provides that unless terminated as provided therein, the Proposed Agreement shall continue for one year. Thereafter, the Proposed Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually
         (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or (c) by vote of a majority of the outstanding voting securities of the Funds.

         Pursuant to the Proposed Agreement, New RHJ will act as each Fund's investment adviser.

         Each of the Old Agreement and the Proposed Agreement requires the investment adviser to:

         o   Manage the investment and reinvestment of each Fund's assets;

         o Continuously review, supervise and administer the investment program of each Fund;

         o Determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded;

         o Provide the Trust, and any other agent designated by the Trust, with records concerning the adviser's activities which each Fund is required to maintain; and

         o Provide other reports reasonably requested by the Trust's administrator or the Trust's officers and Board concerning the adviser's discharge of the foregoing responsibilities.

         The investment adviser is also required to render regular reports to the Funds' officers and Board concerning the discharge of its responsibilities.

         Each of the Old Agreement and the Proposed Agreement also authorizes the investment adviser to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and directs the investment adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the investment adviser also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to each Fund.

         Each of the Old Agreement and the Proposed Agreement obligates the investment adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Funds' prospectus and applicable laws and regulations. Under the terms of each of the Old Agreement and the Proposed Agreement, the investment adviser agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein.

         Each of the Old Agreement and the Proposed Agreement, except as stated below, provides that the investment adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the investment adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.

INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

         Under the Proposed Agreement, the Micro Cap Fund will pay New RHJ an annual advisory fee at the rate of 0.75% of the Micro Cap Fund's average net assets and the Small/Mid Cap Fund will pay New RHJ an annual advisory fee at the rate of 0.80% of the Small/Mid Cap Fund's average net assets. This level of compensation is identical to the level of compensation under the Old Agreement. In addition, New RHJ has voluntarily agreed to limit the total annual operating expenses of the Micro Cap Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.40% of the Micro Cap Fund's average net assets, and of the Small/Mid Cap Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of the Small/Mid Cap Fund's average net assets. To maintain these expense limits, the adviser may waive a portion of its management fee and/or reimburse certain expenses of each Fund. These waiver arrangements are unchanged as a result of the RHJ Transaction. New RHJ intends to continue these voluntary expense limitations until further notice, but may reduce or discontinue them at any time. During the most recent fiscal year ended October 31, 2002, the Micro Cap Fund, and the Predecessor Micro Cap Fund, paid Old RHJ $617,105, and the Small/Mid Cap Fund, and the Predecessor Small/Mid Cap Fund, paid Old RHJ $567,874 pursuant to the Old Agreement. During the most recent fiscal year ended October 31, 2002, no fee waivers were necessary to maintain the expense limitations discussed above.

INFORMATION ON NEW RHJ

         RHJ Management, located at 600 West Broadway, Suite 1000, San Diego, California 92101, owns a majority interest in New RHJ. RHJ Management is a holding company owned by the former senior executives of Old RHJ. Thomas W. McDowell, Jr., Kevin T. Hamilton, and Timothy A. Todaro serve as the managers of RHJ Management.

         Rosemont Partners I, L.P. owns a minority interest in New RHJ. Rosemont Investment Partners, LLC, a sponsor of private equity funds focused on the investment management industry, is located at 100 Four Falls Corporate Center, Suite 211, West Conshohocken, Pennsylvania 19428, and serves as the general partner of Rosemont Partners I, L.P.

         The name, address and principal occupation of the principal executive officers of New RHJ are listed below:

------------------------------------------- ------------------------------------- ------------------------------------
PRINCIPAL EXECUTIVE OFFICERS
       AND DIRECTORS                                       TITLE                         PRINCIPAL OCCUPATION
------------------------------------------- ------------------------------------- ------------------------------------
THOMAS W. MCDOWELL, JR.                     CHIEF EXECUTIVE OFFICER AND MEMBER    CHIEF EXECUTIVE OFFICER AND MEMBER
                                            OF MANAGEMENT COMMITTEE OF NEW RHJ    OF MANAGEMENT COMMITTEE OF NEW RHJ
------------------------------------------- ------------------------------------- ------------------------------------
KEVIN T. HAMILTON                           PRESIDENT & TREASURER AND MEMBER OF   PRESIDENT & TREASURER AND MEMBER
                                            MANAGEMENT COMMITTEE OF NEW RHJ       OF MANAGEMENT COMMITTEE OF NEW RHJ
------------------------------------------- ------------------------------------- ------------------------------------


------------------------------------------- ------------------------------------- ------------------------------------
DAVID D. SILVERA                            MEMBER OF MANAGEMENT COMMITTEE OF     MANAGING DIRECTOR OF ROSEMONT
                                            NEW RHJ                               INVESTMENT PARTNERS, LLC
------------------------------------------- ------------------------------------- ------------------------------------
PATRICIA A. URBONYA                         CHIEF OPERATING OFFICER & SECRETARY   CHIEF OPERATING OFFICER &
                                            OF NEW RHJ                            SECRETARY OF NEW RHJ
------------------------------------------- ------------------------------------- ------------------------------------

         The address for each of the persons listed above is c/o Rice Hall James & Associates, LLC, 600 West Broadway, Suite 1000, San Diego, California 92101.

RECOMMENDATION OF TRUSTEES

         On February 19, 2003, representatives of New RHJ discussed the general terms of the RHJ Transaction and the perceived benefits for Fund shareholders with the Board. The Board considered the following factors to be of greatest importance with respect to the Proposed Agreement:
         (i) the compensation payable under the Proposed Agreement will be at the same rate as the compensation payable under the Old Agreement; (ii) the performance record and regular reports of Old RHJ; (iii) the nature and quality of services expected to be rendered by New RHJ; (iv) the ability to market the Funds; and (v) the historical investment management operations, reputation, and biographical data, qualifications and investment management experience of personnel of Old RHJ, all of whom continue to be employed by New RHJ. The Independent Trustees were assisted in their review of this information by their independent legal counsel. On February 19, 2003, the Board, including a majority of the Independent Trustees, voted to approve the Interim Agreement and the Proposed Agreement with New RHJ, and to recommend the approval of the proposal to shareholders.

         THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE TO
                               APPROVE PROPOSAL 1.

PROPOSAL 2 - APPROVAL OF PAYMENT OF ADVISORY FEES AND OTHER EXPENSES INCURRED BY RHJ ON BEHALF OF THE FUNDS DURING THE GAP PERIOD

BACKGROUND INFORMATION

         As discussed in Proposal 1, consummation of the RHJ Transaction resulted in a change of control of Old RHJ and thus constituted an "assignment," as that term is defined in the 1940 Act, of the Old Agreement. As required by the 1940 Act, the Trust's Old Agreement with Old RHJ automatically terminated upon this assignment. Rule 15a-4 under the 1940 Act provides a mechanism whereby New RHJ is permitted serve as adviser to the Funds, on a temporary basis, pursuant to an interim advisory agreement. However, the rule requires that (i) the Trustees, including a majority of the Independent Trustees, vote in person to approve the interim contract, and (ii) the compensation to be received under the interim contract be no greater than the compensation the adviser would have received under the terminated contract. Because of the timing of the RHJ Transaction, it was not practicable to schedule an in person Board meeting to consider an interim agreement with New RHJ for the period from the consummation of the RHJ Transaction on February 13, 2003, through the Board's approval of the Interim Agreement on February 19, 2003 (the "Gap Period"). As a result, the Board was unable to approve an interim advisory agreement between the Trust, on behalf of the Funds, and New RHJ, to take effect upon the termination of the Old Agreement.

PROPOSED COMPENSATION TO NEW RHJ FOR THE GAP PERIOD

         During the Gap Period, New RHJ continued to provide investment advisory services to the Funds called for under the Old Agreement despite the termination of the Old Agreement. Because no advisory contract existed between the Trust and New RHJ during the Gap Period, the Trust was not contractually bound to compensate New RHJ for its services rendered, or expenses incurred on behalf of the Funds. New RHJ, relying on equitable principles, sought Board approval that the Funds pay New RHJ for its costs of providing advisory services and allow it to recover other expenses incurred by New RHJ on behalf of the Funds during the Gap Period (the "Gap Period Compensation") to avoid an undue economic burden on New RHJ. After careful consideration of New RHJ's proposal, the Board unanimously approved that the Gap Period Compensation be held in an interest-bearing account (the "Gap Period Escrow Account"), pending approval of the proposal by shareholders of the Funds. The Gap Period Compensation amounts to approximately $9,296 for the Micro Cap Fund and $8,575 for the Small/Mid Cap Fund. Upon shareholder approval, the amount held in the Gap Period Escrow Account will be paid to New RHJ.

         If shareholders do not approve the payment of the Gap Period Compensation, the Board will take such further action as it deems to be in the best interests of shareholders of the Funds. The Board would likely consider a course of action which contemplates the possibility that New RHJ would pursue claims seeking compensation for the advisory services rendered and Fund expenses paid by New RHJ.

RECOMMENDATION OF THE TRUSTEES

         Prior to the consummation of the RHJ Transaction, members of Old RHJ informed the Trustees of the pending nature of the change in the ownership structure of Old RHJ. Although the Board was unable to meet in person to consider an interim advisory agreement prior to the date of the RHJ Transaction, the Board was provided with legal memoranda from counsel to the Trust that provided a full discussion of material terms of the RHJ Transaction as well legal analysis of the impact of the termination of the Old Agreement. The Board also considered a legal memorandum from counsel to New RHJ which provided legal analysis supporting (i) New RHJ's continuing to serve as investment adviser without a written contract during the Gap Period, (ii) the Funds' payment to New RHJ for the cost of its advisory services provided to and additional expenses incurred by New RHJ on behalf of the Funds and
         (iii) equitable remedies that may be available to New RHJ if its proposal to be paid the Gap Period Compensation was not approved by the Board or shareholders. Based upon this information, on January 31, 2003, the Board unanimously approved by consent resolution that the Gap Period Compensation be placed in the Gap Period Escrow Account and paid to New RHJ upon approval by shareholders, and subject to ratification in person at the Board's next regular meeting.

         In approving the payment of the Gap Period Compensation, subject to shareholder approval, the Board considered the following factors to be of greatest importance: (i) the impact that the Funds' failure to pay compensation to New RHJ for the Gap Period may have on the continuing relationship between New RHJ and the Funds; (ii) the fact that the Gap Period Compensation is less than the amount Old RHJ was paid under the Old Agreement and the amount New RHJ would be paid under the Proposed Agreement; (iii) the nature and quality of the services New RHJ continued to provide to the Funds during the Gap Period was equivalent to that provided under the Old Agreement; and (iv) New RHJ's service as adviser to the Funds without a written advisory contract approved in accordance with the 1940 Act, resulting, in part, because the Board was not able to meet in person before the termination of the Old Agreement.

         The Board also considered that: (v) the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act; (vi) the Funds and their shareholders have experienced no economic harm during the applicable period when no effective advisory agreement was in place between the Trust, on behalf of the Funds, and New RHJ, and the amount of the Gap Period Compensation is an amount less than the amount the Funds would be required to pay under the Old Agreement; and (vii) the possibility that New RHJ could seek, through legal action, to be compensated for the services rendered, and expenses incurred on behalf of the Funds, by New RHJ, on the grounds that it would be inequitable to withhold compensation for the Gap Period. The Independent Trustees were assisted in their review of this information by their independent legal counsel. On February 19, 2003, the Board, including a majority of the Independent Trustees, ratified their actions undertaken by consent resolution and voted to approve that the Gap Period Compensation be placed in the Gap Period Escrow Account and paid to New RHJ upon approval by shareholders, and to recommend the approval of the payment to RHJ of the Gap Period Compensation to shareholders. THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.


    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE TO
                               APPROVE PROPOSAL 2.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

         SEI Investments Global Funds Services ("SEI") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Funds' distributor and principal underwriter. SEI and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

         During the most recent fiscal year ended October 31, 2002, the Micro Cap Fund paid to SEI $121,156 for services rendered as administrator and the Small/Mid Cap Fund paid to SEI $111,481 for services rendered as administrator.

         The Funds do not pay SIDCO for its services as principal underwriter to the Funds. For the fiscal year ended October 31, 2002, the Funds did not pay commissions to affiliated brokers.

PAYMENT OF EXPENSES

         New RHJ will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone voting. The Funds will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

         The following table contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding shares as of March 17, 2003. On that date, the existing directors and officers of the Funds, together as a group, "beneficially owned" less than one percent of each Fund's outstanding shares.

     Name and Address of Shareholder                        Number of Shares              Percentage of Shares Owned
     -------------------------------------------------- -------------------------- -----------------------------------------
                                                                                                      %
     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------

As of March 17, 2003 the Micro Cap Fund had _______ shares outstanding and the Small/Mid Cap Fund had _______ shares outstanding.

The term "beneficial ownership" is as defined under rule 16a-1(a)(2) under the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Funds by the existing trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Funds' most recent annual report (and most recent semi-annual report succeeding the annual report, if any), shareholders of a Fund may call 1-866-474-5669 or write to the Funds at P.O. Box 219009, Kansas City, MO 64121.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Funds. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations.

           THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE PROPOSALS. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

                                    EXHIBIT A
                         THE ADVISORS' INNER CIRCLE FUND


                      FORM OF INVESTMENT ADVISORY AGREEMENT



         AGREEMENT made this ___ day of ________, 2003, by and between The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), and Rice Hall James & Associates, LLC, a Delaware limited liability company (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolios listed in Schedule A as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of the Adviser. The Trust employs the Adviser to (a) manage the investment and reinvestment of the assets, (b) to continuously review, supervise, and administer the investment program of the Portfolios, (c) to determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded, (d) to provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser's activities which the Trust is required to maintain and (e) to provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with (x) such policies as the Trustees may from time to time establish and communicate in writing to the Adviser, (y) the objectives, policies, and limitations for each Portfolio set forth in its respective prospectus and statement of additional information, which may be amended from time to time, and (z) applicable laws and regulations.

         The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. Portfolio Transactions. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Portfolios and/or other accounts over which they exercise investment discretion. The Adviser will promptly communicate to the Trust, and any agent designated by the Trust such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A, which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4. Other Expenses. The Adviser shall pay all expenses, not otherwise paid by third parties, of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectus(es), statement(s) of additional information, proxy solicitation material and shareholder reports.

5. Excess Expenses. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

         However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of the Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not, during the term of this Agreement, materially impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. Limitation of Liability of the Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser to the extent permitted by applicable law and any procedures approved by the Board of Trustees of the Trust.

11. License of the Adviser's Name. The Adviser hereby agrees to grant a limited-purpose, non-exclusive, world-wide license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12. Duration, Amendment and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until one year from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the U.S. Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

         This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

         As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Commission under said Act.

13. Change in the Adviser's Ownership. The Adviser agrees that it shall notify the Trust of any change in the ownership of the Adviser within a reasonable time after such change.

14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at 600 West Broad way, Suite 1000, San Diego, CA 92101.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

         No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.


THE ADVISORS' INNER                         RICE HALL JAMES &
CIRCLE FUND                                 ASSOCIATES, LLC

By: ____________________                    By: ____________________

Title:  __________________                  Title:  __________________

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                        RICE HALL JAMES & ASSOCIATES, LLC


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:


                  Portfolio                                            Fee
                  ---------                                            ---

                  Rice Hall James Micro Cap Portfolio                  0.75%

                  Rice Hall James Small/Mid Cap Portfolio              0.80%

                         The Advisors' Inner Circle Fund
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-866-474-5669

                       RICE HALL JAMES MICRO CAP PORTFOLIO
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, MAY 22, 2003

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints William E. Zitelli, Jr. and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote all of the shares of stock outstanding in the name of undersigned (the "Shares") at the Special Meeting of Shareholders of The Advisors' Inner Circle Fund (the "Trust") and the Rice Hall James Micro Cap and Rice Hall James Small/Mid Cap Portfolios (each, a "Fund," and collectively, the "Funds") to be held at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:30 p.m., Eastern Time, on May 22, 2003, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote:

              1. To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Rice Hall James & Associates, LLC ("New RHJ") (a form of which is attached to the Proxy Statement as Exhibit A).

                  ____For           ____Against               ____Abstain

              2. To approve the payment to New RHJ for its costs of providing advisory services to the Funds and other expenses incurred by New RHJ on behalf of the Funds, for the period from February 13, 2003 through February 19, 2003.

                  ____For           ____Against               ____Abstain

         This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

         The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

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Dated: _____________________, 2003          ___________________________

                                            Signature of Shareholder



                                            ___________________________

                                            Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.